                                                                   EXHIBIT 23.1


                   [Hacker, Johnson & Smith, P.A. letterhead]





                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the inclusion in this registration statement filed by Madison Bancshares, Inc. on Form 10-SB under the Securities Exchange Act of 1934 of our report dated February 7, 2001, on our audit of the financial statements of Madison Bank as of December 31, 2000 and 1999 and for the years then ended.




/s/ HACKER, JOHNSON & SMITH, P.A.
---------------------------------
HACKER, JOHNSON & SMITH, P.A.
Tampa, Florida
May 25, 2001